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                                                                   EXHIBIT 10.31

                     AMENDMENT NO. 7 TO AMENDED AND RESTATED
                   MASTER CONSTRUCTION AND TERM LOAN AGREEMENT

         THIS AMENDMENT NO. 7 TO AMENDED AND RESTATED MASTER CONSTRUCTION AND TERM LOAN AGREEMENT, dated April 28, 2004 (the "AMENDMENT"), among FCA Real Estate Holdings, LLC, a Delaware limited liability company ("Borrower"); U.S. Bank National Association, a national banking association, as agent and administrative bank (in such capacity, "ADMINISTRATIVE BANK") and as collateral agent (in such capacity, the "COLLATERAL AGENT") and the "Lender parties" to the Original Agreement described in this Amendment (each a "LENDER" and collectively the "LENDERS") and U.S. Bank National Association, a national banking association, as collateral agent (in such capacity, "COLLATERAL AGENT").

                                    RECITALS:

         A. Borrower, Administrative Bank, Collateral Agent and the Lenders are parties to that certain Amended and Restated Master Construction and Term Loan Agreement dated as of July 17, 2000, as amended by Amendment No. 1 to Amended and Restated Master Construction and Term Loan Agreement dated June 14, 2001, Amendment No. 2 to Amended and Restated Master Construction and Term Loan Agreement dated July 19, 2001, Amendment No. 3 to Amended and Restated Master Construction and Term Loan Agreement dated August 21, 2001, Amendment No. 4 to Amended and Restated Master Construction and Term Loan Agreement dated February 28, 2002, Amendment No. 5 to Amended and Restated Master Construction and Term Loan Agreement dated May 31, 2002, and Amendment No. 6 to Amended and Restated Master Construction and Term Loan Agreement dated April 18, 2003 (as so amended and supplemented by the Supplements through the Series R Loan, the "ORIGINAL AGREEMENT").

         B. Borrower has requested that Administrative Bank and the Lenders further amend the Original Agreement to extend the Termination Date from June 30, 2004 to January 1, 2006.

         C. Subject to the terms and conditions of this Amendment, Administrative Bank and the Lenders have agreed to Borrower's request.

         NOW, THEREFORE, the parties agree as follows:

         1. DEFINED TERMS. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended by this Amendment.

         2. AMENDMENT. The definition of "Termination Date" in the DEFINITIONS Section of the Original Agreement is hereby amended by deleting the date "June 30, 2004" and replacing it with the date "January 1, 2006."

         3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "EFFECTIVE DATE") when, and only when, Administrative Bank shall have received:



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                  (a) Counterparts of this Amendment executed by Borrower,
         Administrative Bank, and all Lenders;

                  (b) An extension fee, for the ratable benefit of each Primary Lender, in the amount of 0.25% of the $75,000,000 Aggregate Commitment with respect to the extension of the Maturity Date; and

                  (c) Such other documents as Administrative Bank or any Lender may reasonably request.

         4. REPRESENTATIONS AND WARRANTIES. To induce Administrative Bank and the Lenders to enter into this Amendment, Borrower represents and warrants to Administrative Bank and the Lenders and Collateral Agent as follows:

                  (a) The execution, delivery and performance by Borrower of the Original Agreement, as amended by this Amendment, and any other documents to be executed and/or delivered by Borrower in connection with this Amendment have been duly authorized by all necessary company action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any member), do not and will not conflict with, result in any violation of or constitute any default under, any provision of Borrower's Articles of Organization, Member Control Agreement or Operating Agreement, any agreement binding on or applicable to Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to Borrower or of any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to Borrower or any of its property;

                  (b) The representations and warranties contained in the Original Agreement are true and correct as of the date of this Amendment as though made on that date except to the extent that such representations and warranties relate solely to an earlier date and except that the representations and warranties set forth in Section
         IV.5 of the Original Agreement with respect to the audited or unaudited financial statements of Borrower or the Lessee, as the case may be, shall be deemed to be a reference to the most recent audited or unaudited financial statements of the relevant Person delivered to the Lenders pursuant to Section V.7 of the Original Agreement;

                  (c) (i) No events have taken place and no circumstances exist at the date of this Amendment that would give Borrower the right to assert a defense, offset or counterclaim to any claim by Administrative Bank or any Lender for payment of any Note; and (ii) Borrower hereby releases and forever discharges Administrative Bank, each Lender and their respective successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, that Borrower ever had or now has against such Person



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         by virtue of such Person's relationship to Borrower in connection with the Loan Documents and the transactions related to the Loan Documents;

                  (d) The Original Agreement, as amended by this Amendment, is the legal, valid and binding obligation of Borrower, remains in full force and effect and is enforceable in accordance with its respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles that may limit the right to obtain equitable remedies; and

                  (e) No Default or Event of Default exists prior to or after giving effect to this Amendment.

         5. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

                  (a) From and after the date of this Amendment, each reference in the Original Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import referring to the Original Agreement, and each reference to the "Credit Agreement", "Loan Agreement", "thereunder", "thereof', "therein" or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby.

                  (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Administrative Bank, any Lender or Collateral Agent under the Original Agreement or any other Loan Document, nor constitute a waiver of any provision of the Original Agreement or any such other Loan Document.

         6. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of Administrative Bank and each Lender in connection with the preparation, reproduction, execution and delivery of this Amendment, including their reasonable attorneys' fees and legal expenses. In addition, Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered under this Amendment, and agrees to save Administrative Bank and each Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in Borrower's paying or omission to pay, such taxes or fees.

         7. GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.



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         8. HEADINGS. Section headings in this Amendment are included in this
Amendment for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                    FCA REAL ESTATE HOLDINGS, LLC

                                    By:  LIFE TIME FITNESS, Inc., its Manager


                                         By:
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION, as
                                    Administrative Bank, Collateral Agent and a
                                    Lender


                                    By:
                                        ----------------------------------------
                                        Karen E. Weathers, its Vice President


                                    BANK ONE, NA (Chicago Office), as a Lender


                                    By:
                                        ----------------------------------------
                                        Winifred S. Pinet, its First Vice
                                        President


                                    MB FINANCIAL BANK, N.A., as a Lender


                                    By:
                                        ----------------------------------------
                                        Thomas B. Marvinae, President -- South
                                        Region



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